UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 6, 2005 (November 30, 2005)

Conversion Services International, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	0-30420	20-1010495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Eagle Rock Avenue, East Hanover, New Jersey	07936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 560-9400

Not Applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2005, Conversion Services International, Inc. (the “Company”) entered into an Omnibus Amendment Agreement with Laurus Master Fund, Ltd. ("Laurus"), pursuant to which it, among other things, (a) amended and restated a certain convertible promissory note, (b) amended and restated a certain convertible revolving promissory note, and (c) amended and restated a secured convertible minimum borrowing note, each which was previously issued to Laurus. The amendments are more fully described below:

Amended Laurus Agreement

On November 30, 2005, the Company entered into an Omnibus Amendment (the “Amendment”) to the Securities Purchase Agreement dated August 16, 2004 and subsequently amended on July 28, 2005. Pursuant to the Amendment, the Company: (i) amended and restated a convertible note in the principal amount of $749,000 by reducing the conversion rate of such note from $2.10 to $1.00, (ii) amended and restated a secured revolving convertible note by increasing the principal amount available from $4,500,000 to $5,500,000 and reducing the conversion rate from $2.10 to $1.00, and (iii) amended and restated a secured convertible minimum borrowing note in the principal amount of $2,000,000 by reducing the fixed conversion price from $2.10 to $.65.

The Company also entered into a Reaffirmation and Ratification Agreement which reaffirms and ratifies its obligations to Laurus in connection with a Master Security Agreement, a Stock Pledge Agreement and Security Agreement, each of which were entered into on August 16, 2004 and amended on July 28, 2005.

Item 9.01. Financial Statements and Exhibits.

Exhibits

10.1	Amended and Restated Secured Revolving Note in the principal amount of $5,500,000
10.2	Amended and Restated Secured Convertible Term Note in the principal amount of $749,000
10.3	Secured Convertible Term Note in the principal amount of $2,000,000
10.4	Omnibus Amendment dated November 30, 2005
10.5	Reaffirmation and Ratification Agreement dated November 30, 2005

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 6, 2005	CONVERSION SERVICES INTERNATIONAL, INC.

	By:	/s/ Scott Newman
Name: Scott Newman
Title: President and Chief Executive Officer